UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report:  May 9, 2019

(Date of earliest event reported)

Timberline Resources Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 001-34055

_____________________________________

Delaware	82-0291227
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

101 East Lakeside Avenue

Coeur d’Alene, Idaho 83814

(Address of principal executive offices, including zip code)

(208) 664-4859

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement.

On May 10, 2019, Timberline Resources Corporation (the “Registrant”) entered into a binding commitment letter (the “Loan Agreement”) and promissory note with William Matlack (“Lender”).  The following describes the material terms of the Note.

Under the Loan Agreement, the Lender will agree to lend the Registrant the principal amount of US$250,000 (the “Principal Sum”) of a senior unsecured note (the “Note”), with the Principal Sum bearing interest at an annual rate of 18%, compounded monthly. The Note is unsecured and the Principal Sum and accrued interest will become due for repayment on November 7, 2020, but may be repaid early without penalty. The Lender is an arm’s length party to the Company.  Amounts drawn under the Loan Agreement will be used for exploration expenditures, annual property holding costs, and working capital requirements of the Company.

Pursuant to the terms of the Loan Agreement, the Company will issue to the Lender that number of non-transferrable common share purchase warrants of the Company (the “Warrants”) that is equal to 100% warrant coverage of the Principal Sum, determined by dividing the Principal Sum by the Company’s last closing share price on the TSX Venture Exchange (“TSX-V”) converted to U.S. dollars prior to the effective date of the Loan Agreement.  The Warrants will contain a provision restricting their exercise in the event any such exercise would cause the Lender to own 10% or more of the outstanding commons shares of the Registrant.

SECTION 2 – FINANCIAL INFORMATION

Item 2.03 Creation of a Direct Financial Obligation.

Pursuant to the Note, the Registrant has agreed to repay Lender the unpaid principal amount of the draws made under the Note up to a maximum principal amount of US$250,000, together with accrued interest thereon.

The description of the Note contained in Item 1.01 hereof, is hereby incorporated by reference in this Item 2.03

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities.

Pursuant to the terms of the Loan Agreement, the Company will issue 3,543,600 non-transferrable common share purchase warrants, with each warrant being exercisable for one share of common stock of the Company at an exercise price of CAD $0.095 per share for a term of 18 months.  The warrants were issued as additional consideration for the Lender entering into the Loan Agreement. The warrants were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, based on the representations of the Lender to the Company in the Loan Agreement

SECTION 7 – REGULATION FD

Item 7.01 Regulation FD Disclosure.

In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release attached hereto is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.  The information set forth in Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

SECTION 8 – OTHER EVENTS

Item 8.01 Other Events

On May 9, 2019, the Company issued a press release entitled “Timberline Resources Announces a Letter of Intent to Joint Venture the Lookout Mountain Gold Project”.  A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

On May 10, 2019, the Company issued a press release entitled “Timberline Resources Announces Loan Agreement”.  A copy of the press release is attached as Exhibit 99.2 and is incorporated herein by reference

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.Description

99.1Press Release of Timberline Resources Corporation dated May 9, 2019.*

99.2Press Release of Timberline Resources Corporation dated May 10, 2019.*

*The foregoing exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIMBERLINE RESOURCES CORPORATION
Date: May 13, 2019	By:	/s/ Steven Osterberg
Steven Osterberg President & CEO

EXHIBIT INDEX

Exhibit No.Description

99.1Press Release of Timberline Resources Corporation dated May 9, 2019.*

99.2Press Release of Timberline Resources Corporation dated May 10, 2019.*

*The foregoing exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.